Pro Forma Information (unaudited)	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Pro Forma Information (unaudited)

11. Pro Forma Information (unaudited)

The following table summarizes, on an unaudited basis, the consolidated pro forma results of operations of the Company for the years ended December 31, 2016 and 2015. The Company acquired four properties during the year ended December 31, 2016. These properties contributed $12,408,647 of revenues and $4,723,946 of net loss, including $10,154,803 of depreciation and amortization, to the Company’s results of operations from the date of acquisition to December 31, 2016. The following unaudited pro forma information for the years ended December 31, 2016 and 2015 have been provided to give effect to the acquisitions of the properties as if they had occurred on January 1, 2015. This pro forma information does not purport to represent what the actual results of operations of the Company would have been had these acquisitions occurred on this date, nor does it purport to predict the results of operations for future periods.

	Year Ended December 31,
	2016	2015
Revenues	$156,616,663	$154,697,793

Net loss	$(37,701,106)	$(46,322,812)

Loss per common share, basic and diluted	$(0.80)	$(2.13)

The pro forma information reflects adjustments for actual revenues and expenses of the properties acquired during the year ended December 31, 2016 for the respective period prior to acquisition by the Company. Net loss has been adjusted as follows: (1) interest expense has been adjusted to reflect the additional interest expense that would have been charged had the Company acquired the properties on January 1, 2015 under the same financing arrangements as existed as of the acquisition date; (2) depreciation and amortization has been adjusted based on the Company’s basis in the properties; and (3) transaction costs have been adjusted for the acquisition of the properties.